MASSMUTUAL SELECT FUNDS

Supplement dated March 9, 2009 to the

Prospectus dated April 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MassMutual Select Large Cap Growth Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, has been changed as described below. These changes will take effect May 8, 2009.

The following information replaces the information found in the first paragraph of the section titled Principal Investment Strategies and Risks on page 42:

MassMutual Select Large Cap Growth Fund

Principal Investment Strategies and Risks:

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of large capitalization companies. Large capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of January 31, 2009, the range of capitalization of companies in the Russell 1000 Growth Index was $37.19 million to $380.56 billion. The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the index. AllianceBernstein may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-08-05